UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   December 31, 2019

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS.

Registrant, continuing its efforts to extend wealth building investment opportunities for its stakeholders, affiliates, associates and itself, identified certain prime Hospitality assets for holding in a registered Indian Infrastructure Investment Trust and converting them into State-of-the-Art Medical Diagnostic-cum-Alternate Medical Tourism Centers. As stated in previous filing a few renowned physicians intend to create a niche in Indian Medical Tourism, with the Registrant’s help, by establishing global wellness centers and extending affordable medical wellness-cum-tourism programs/treatments in India for patients worldwide.

The subject assets are located in India at New Delhi, Mussoorie, and Mahabalipuram.

The New Delhi property, Hotel Claridges, is located in Lutyen’s Delhi, which houses the most influential community of India. The Mussorie Asset, also the Claridges Hotel, is located in the scenic valleys of Himalayas. The third asset, managed by Intercontinental, is on the shores of the Bay of Bengal blending world-class luxury with a renascent Coromandel style, located within close proximity to the UNESCO World Heritage Site in Mahabalipuram, Tamil Nadu.

One UK-based Company substantially owns the Delhi & Mussoorie assets. Adyar Gate Hotels, Chennai, Tamil Nadu owns the Mahabalipuram Intercontinental Hotel Resort.

All three properties aptly suit becoming state-of-the art Welcome Centers for registering patients, reviewing medical records, conducting diagnostic check ups and admissions into specialty hospitals and Therapeutic / Salutary / Trauma Recovery Centers.

The Registrant has appointed Deloitte Touche Tohmatsu India LLP (“DTTILLP”) for conducting Financial & Tax Due Diligence on the company holding Claridges’ Properties. “DTTILLP” shall conduct asset due diligence on Mahabalipuram Resort as the asset has to be hived off from Adyar Gate Hotels Ltd.

Further, Registrant appointed Deloitte Haskins & Sells LLP (“DHS”) as transaction advisers. The Engagement Letter with Acceptance from Registrant may be found in Exhibit 10.1. DHS shall coordinate with other intermediaries, advise Registrant in structuring the investment flow, initiate Indian InvIT/REIT Registration formalities with the Securities Exchange Board of India (SEBI), lead the InvIT/REIT towards IPO, tax efficiently frame work the asset holding and finally help in listing procedures.

To explain on the transaction flow, a specific purpose Private Hospitality REIT in the US would funnel investments for an all equity buyout through specially structured entities into an Indian Infrastructure Investment Trust (InvIT).

Deal Value including Registration Charges, Stamp Duty, Service Fee Payments, Introduction Bonus and Compensation payable to the Brand Operator if service discontinuance is requested

(a) Claridges Hotel Private Ltd

$180 Million (Indian Rupees 12.60 Billion)

(b) Mahabalipuram Intercontinental Hotel Resort

$ 36 Million (Indian Rupees 2.52 Billion)

Total Bought out Value

$216 Million (Indian Rupees 15.12 Billion)

Replacement Value of the Assets (InvIT IPO Valuation)

$270 Million (Indian Rupees 18.90 Billion)

Expected Structuring. Registrant shall structure one Private REIT in the State of New York into which investment money shall be organized for 100% stock buyout/Asset Purchase, subject to due diligence, adherence to Regulation D & Regulation S guidelines and approval from target company shareholders of the sale of company/inherent asset(s). While the Delhi & Mussoorie asset purchase is by way of 100% stock buyout, Mahabalipuram Asset acquisition shall be through slump sale following Indian Income Tax Act 1961.

Transaction is expected to fetch around $27 Million (non-guaranteed) to the Registrant [$22.5 Million as Net Equity Value and $4.5 Million in Cash Income generation].

Expected Closure.

(a) Claridges Hotel Private Limited. (1) Initial 10%: January 29, 2020 or within 2 weeks of successful due diligence closure whichever is later and (2) final payout within 6 Months from the first pay out date if Target Shareholders are ready to transfer 100% Stock or 12 Months if shareholders prefer transferring stock progressively.

(b) Mahabalipuram Resort – (1) Initial 10%: January 29, 2020 subject to due diligence and (2) final payout on or before 3/31/2020.

THERE IS NO GUARANTEE THAT CERTAIN OF TRANSACTIONS WILL CONSUMMATE AT ALL IF THE DUE DILIGENCE FAILS FOR ANY REASON. THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SUCCESSFULLY ARRANGE MONIES AND CARRY THE TRANSACTIONS THROUGH CLOSURE. THERE IS NO GUARANTEE THAT REGISTRANT WILL BE EARNING THE ANTICIPATED INCOME EVEN IF TRANSACTION CLOSES SUCCESSFULLY. THERE IS NO GUARANTEE THAT SERVICE PROVIDER WILL BE ABLE TO EFFICIENTLY STRUCTURE THE TRANSACTION. SECURITIES EXCHANGE BOARD OF INDIA MAY NOT APPROVE REGISTRATION OF REIT/INVIT. NEED MAY ARISE FOR PRIVATE REIT IN THE USA TO BE REGISTERED WITH SEC IN WHICH CASE THE TRANSACTIONS MAY TURN MORE COMPLEX AND TIME CONSUMING TO HANDLE, FORCING INVESTORS AND/OR TARGET ACQUISITIONS TO WALK AWAY FROM THE TRANSACTION.

FAILURE TO CONCLUDE THE TRANSACTION OR SHORTFALL OF ANTICIPATED INCOME AND INEFFICIENT STRUCTURE ADVISED SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITY INVESTMENT LOSS, VALUE AND INCOME THAT THE REGISTRANT OTHERWISE WOULD GAIN IF IT PURSUES SOME OTHER TRANSACTIONS. IT WOULD ALSO MEAN COMPLETE LOSS OF CAPITAL, INCOME AND OTHER OPPORTUNITY EARNINGS FOR THE INVESTORS.

ANY BUSINESS WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT IN THE CONDUCT OF THE TRANSACTION NOTIFIED THROUGH THIS FILING.

There may be material, seen/foreseen/unseen, listed/unlisted business, management, operations, geographic, economic, financial, legal, technical and other risks associated with the assets and the conduct of business itself even if the Registrant follows enough care in mitigating such risks for conclusion of transaction. Registrant and its affiliates, customers, investors, vendors and any other persons associated with the Registrant including common shareholders and public in interest may have server impact due to the effects that these risks may influence upon the Registrant in its conduct and operations.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. In light of the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Letter of Engagement from Deloitte Haskins and Sells LLP with Acceptance from Interups Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

December 31, 2019	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman